Supplement dated June 28, 2019
to the Prospectus and Summary Prospectus, each as supplemented, if applicable, of the following fund (the Fund):
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Multi-Manager Growth Strategies Fund	8/1/2018
Effective July 1, 2019 (the Effective Date), the information under the subsection “Fees and Expenses of the Fund” in the Summary Prospectus and the “Summary of the Fund – Fees and Expenses of the Fund” section of the Prospectus, except the information under the caption "Portfolio Turnover," is hereby superseded and replaced with the following:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class Inst
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class Inst
Management fees	0.69%	0.69%
Distribution and/or service (12b-1) fees	0.25%	0.00%
Other expenses	0.19%	0.19%
Total annual Fund operating expenses	1.13%	0.88%
Less: Fee waivers and/or expense reimbursements(a)	(0.14%)	(0.14%)
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	0.99%	0.74%
(a)	Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) through July 31, 2020, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 0.99% for Class A and 0.74% for Class Inst.
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
■	you invest $10,000 in the applicable class of Fund shares for the periods indicated,
■	your investment has a 5% return each year, and
■	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$101	$345	$609	$1,362
Class Inst (whether or not shares are redeemed)	$ 76	$267	$474	$1,071
The rest of the section remains the same.
SUP117_03_004_(06/19)

On the Effective Date, the table that appears under the subsection “Additional Investment Strategies and Policies — Fee Waiver/Expense Reimbursement Arrangements and Impact on Past Performance,” and the paragraph that immediately precedes it, in the “More Information About the Fund” section of the Prospectus are hereby deleted and replaced with the following:
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through July 31, 2020, unless sooner terminated at the sole discretion of the Fund's Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rates of:

Multi-Manager Growth Strategies Fund
Class A	0.99%
Class Inst	0.74%
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
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SUP117_03_004_(06/19)